UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2017

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

(a)    At the June 1, 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Willbros Group, Inc. (the “Company”), the results of which are set forth in Item 5.07 below, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation (the “Charter Amendments”) to eliminate the supermajority voting requirements and to declassify the Company’s board of directors (the “Board”).

Elimination of Supermajority Voting Requirements

The Company’s Certificate of Incorporation previously provided that any proposal to amend or repeal, or adopt any provision inconsistent with Article FIFTH of the Company’s Certificate of Incorporation must be approved by the affirmative vote of at least 75% of the Company’s outstanding shares entitled to vote thereon. Article FIFTH contains provisions relating to the number of directors, the classification and terms of office of directors, filling vacancies on the Board, and the removal of directors. The Charter Amendments eliminated this supermajority requirement. Under Delaware law, the further amendment of Article FIFTH of the Company’s Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon.

Board Declassification

The Company’s Certificate of Incorporation previously provided that the Board is divided into three classes, each of which serves for staggered three-year terms. Pursuant to the Charter Amendments:

•	At the Annual Meeting, Class III directors were elected for terms of one year;

•	At the 2018 annual meeting of stockholders, Class I and Class III directors will be elected for terms of one year; and

•	Beginning with the 2019 annual meeting of stockholders, the Board will cease to be classified and all directors will be elected annually for terms of one year.

Delaware law provides that directors serving on boards that are not classified may be removed by stockholders with or without cause, while directors serving on boards that are classified may only be removed by stockholders for cause. Accordingly, to conform to Delaware law, the Charter Amendments provide that, following the declassification of the Board, directors may be removed by the Company’s stockholders, with or without cause.

Conforming Bylaw Amendments

Immediately following the Annual Meeting, on June 1, 2017, the Board approved the amendment and restatement of the Bylaws of the Company (the “Bylaw Amendment”). The sole purpose of the Bylaw Amendment was to conform the Company’s Bylaws to the Charter Amendments approved by the Company’s stockholders and described above under the caption “Board Declassification.”

This summary of the Charter Amendments and the Bylaw Amendment is qualified in its entirety by reference to a complete copy of the Certificate of Amendment of Certificate of Incorporation of Willbros Group, Inc., the Certificate of Incorporation, as amended, of Willbros Group, Inc. and the Bylaw Amendment, which are attached as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 1, 2017, the Company’s stockholders approved the Willbros Group, Inc. 2017 Stock and Incentive Compensation Plan (the “2017 Plan”), which allows the Company to grant stock-based and cash-based compensation to employees (including employees of subsidiaries) and non-employee directors. The 2017 Plan authorizes the issuance of 6,000,000 shares of Company common stock. No further awards will be made under the Willbros Group, Inc. 2010 Stock and Incentive Compensation Plan or the Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan.

All employees of the Company and its subsidiaries and non-employee directors are eligible to receive awards under the 2017 Plan, as determined by the Compensation Committee of the Board of Directors (the “Committee”) or the Board of Directors. The Committee will administer the 2017 Plan. Awards under the 2017 Plan may be granted in any one or a combination of the following forms: incentive stock options; non-qualified stock options; stock appreciation rights; restricted stock; restricted stock units; performance shares; performance units; cash-based awards; and other stock-based awards.

A more detailed description of the 2017 Plan is contained in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2017. The 2017 Plan is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    The discussion of the Bylaw Amendment in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2017, the Company held its Annual Meeting. A total of 62,782,311 shares of the Company’s common stock were entitled to vote as of April 12, 2017, the record date for the Annual Meeting. There were 59,620,017 shares present, in person or by proxy, at the Annual Meeting (or 94.96% of the outstanding shares), at which the stockholders were asked to vote on seven proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One – Approval of a Proposal to Amend the Certificate of Incorporation to Eliminate the Supermajority Voting Requirements

The stockholders voted to approve the proposal to amend the Company’s Certificate of Incorporation to eliminate the supermajority voting requirements. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
51,762,558	1,535,386	99,199	6,222,874

Proposal Two – Approval of a Proposal to Amend the Certificate of Incorporation to Declassify the Board

The stockholders voted to approve the proposal to amend the Company’s Certificate of Incorporation to declassify the Board. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
51,751,583	1,544,617	100,943	6,222,874

Proposal Three — Election of Directors

The stockholders voted to elect two Class III Directors to serve for a term expiring at the annual meeting of stockholders in 2018 and until their successors shall be duly elected and qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
W. Gary Gates	52,018,845	1,250,941	127,357	6,222,874
Daniel E. Lonergan	48,124,538	5,150,851	121,754	6,222,874

Proposal Four — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
52,501,182	528,400	367,561	6,222,874

Proposal Five – Advisory Vote on the Frequency of a Future Advisory Vote on Executive Compensation

The stockholders expressed a preference for the option of once every year as the preferred frequency for the holding of future advisory votes on compensation of named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
47,066,572	311,168	5,892,553	126,850	6,222,874

Proposal Six – Approval of the Willbros Group, Inc. 2017 Stock and Incentive Compensation Plan

The stockholders voted to approve the 2017 Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
50,442,886	2,588,193	366,064	6,222,874

Proposal Seven — Ratification of Appointment of Independent

Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
58,683,592	188,257	748,168	-0-

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

The Board recommended that the stockholders vote to conduct future advisory votes on executive compensation every year. In light of the voting results and the Board’s recommendation, the Company has decided that it will include a stockholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on named executive officer compensation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

3.1*	Certificate of Amendment of Certificate of Incorporation of Willbros Group, Inc., a Delaware corporation.

3.2	Certificate of Incorporation, as amended, of Willbros Group, Inc., a Delaware corporation (previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3, Registration No. 333-218413, and incorporated herein by reference).

3.3	Amended and Restated Bylaws of Willbros Group, Inc., a Delaware corporation (previously filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3, Registration No. 333-218413, and incorporated herein by reference).

10	Willbros Group, Inc. 2017 Stock and Incentive Compensation Plan (filed as Exhibit C to the Company’s Proxy Statement on Schedule 14A, filed April 27, 2017, and incorporated herein by reference).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: June 6, 2017	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Certificate of Amendment of Certificate of Incorporation of Willbros Group, Inc., a Delaware corporation.

3.2	Certificate of Incorporation, as amended, of Willbros Group, Inc., a Delaware corporation (previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3, Registration No. 333-218413, and incorporated herein by reference).

3.3	Amended and Restated Bylaws of Willbros Group, Inc., a Delaware corporation (previously filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3, Registration No. 333-218413, and incorporated herein by reference).

10	Willbros Group, Inc. 2017 Stock and Incentive Compensation Plan (filed as Exhibit C to the Company’s Proxy Statement on Schedule 14A, filed April 27, 2017, and incorporated herein by reference).

*	Filed herewith.